Exhibit 4.1(d)






                         THIRD SUPPLEMENTAL INDENTURE

                           dated as of July 29, 1996

                                      to

                                TRUST INDENTURE

                           dated as of July 21, 1995

                                     among

                        SALTON SEA FUNDING CORPORATION

                                      and

               CHEMICAL TRUST COMPANY OF CALIFORNIA, as Trustee











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                         THIRD SUPPLEMENTAL INDENTURE

                  This THIRD SUPPLEMENTAL INDENTURE, dated as of July 29, 1996, (this "Third Supplemental Indenture"), by and between
SALTON SEA FUNDING CORPORATION, a corporation organized under the laws of the state of Delaware (the "Funding Corporation"), and CHEMICAL TRUST COMPANY OF CALIFORNIA, (together with its successors in such capacity, the "Trustee"), a corporation organized and duly existing under the laws of the state of California.

                              W I T N E S S E T H

                  WHEREAS, the Funding Corporation and the Trustee are parties to the Trust Indenture, dated as of July 21, 1995, such Trust Indenture, as amended and supplemented by the First Supplemental Indenture, dated as of October 18, 1995, and the Second Supplemental Indenture, dated as of June 20, 1996 (the "Second Supplemental Indenture"), and this Third Supplemental Indenture, is referred to herein as the "Indenture";

                  WHEREAS, pursuant to the Second Supplemental Indenture the Funding Corporation has issued $70,000,000 7.02% Series D Senior Secured Notes due May 30, 2000 ("Initial Series D Securities"), and $65,000,000 8.30% Series E Senior Secured Bonds due May 30, 2011 ("Initial Series E Securities" and together with the Initial Series D Securities, the "Initial Series D and E Securities"); and

                  WHEREAS, as contemplated by Section 8.1 of the Indenture and by the Registration Rights Agreement, the Funding Corporation has commenced an Exchange Offer for the Initial Series D and E Securities pursuant to which the Funding Corporation has offered to exchange (i) 7.02% Senior Secured Series D Notes Due May 30, 2000 ("Exchange Series D Securities") for a like aggregate principal amount of Initial Series D Securities, and (ii) 8.30% Senior Secured Series E Bonds Due May 30, 2011 ("Exchange Series E Securities" and together with the Exchange Series D Securities, the "Exchange Series D and E Securities") for a like aggregate principal amount of Initial Series E Securities; and

                  WHEREAS, Section 8.1 of the Indenture permits the Funding Corporation and the Trustee to amend the Indenture, without the consent of any of the Holders, by a supplemental indenture authorized by a resolution of the Board of Directors of the Funding Corporation filed with, and in a form satisfactory to the Trustee, to provide for the issuance of the Exchange Series D and E Securities;

                  NOW THEREFORE, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Exchange Series D and E Securities, and in consideration of the premises and the covenants herein contained and of the acceptance of said Exchange Series D and E Securities by the Holders thereof and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the benefit of the parties hereto and the equal and proportionate benefit of all Holders of the Securities, as follows:
                                   ARTICLE I

                                  DEFINITIONS

                  For purposes of the Indenture, the following terms shall have the meanings specified unless the context otherwise requires. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

                  "Authorized Denomination" means (i) with respect to the Initial Securities, the Initial Series D Securities and the Initial Series E Securities, $100,000 or any integral multiple of $1,000 in excess thereof,
(ii) with respect to the Exchange Series A Securities, the Exchange Series B Securities and the Exchange Series C Securities, $1,000 or any integral multiple thereof, (iii) with respect to any other series of Securities, the denomination set forth in the relevant Supplemental Indenture. In the event of a conflict between the provisions of a Security and the relevant Indenture provisions, the Indenture provisions shall control.

                  "Exchange Series D Securities" means the Securities issued from time to time in the form of Exhibit A-1 to this Third Supplemental Indenture.

                  "Exchange Series E Securities" means the Securities issued from time to time in the form of Exhibit A-2 to this Third Supplemental Indenture.

                  "Initial Series D Securities" means the Securities



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issued from time to time in the form of Exhibit A-1 to the Second Supplemental
Indenture.

                  "Initial Series E Securities" means the Securities issued from time to time in the form of Exhibit A-2 to the Second Supplemental Indenture.

                  "Security" or "Securities" means any of the Initial Securities, Additional Securities and Exchange Securities, including, without limitation, any of the Exchange Series A Securities, Exchange Series B Securities, Exchange Series C Securities, Initial Series D Securities,
Initial Series E Securities, Exchange Series D Securities and Exchange Series E Securities, issued pursuant to the Indenture.

                  "Series D and E Exchange Offer Consummation Date" means the date on which Initial Series D Securities and Initial Series E Securities are exchanged for Exchange Series D Securities and Exchange Series E Securities, respectively, pursuant to an Exchange Offer.

                  "Series D Securities" means, collectively, the Initial Series D Securities and the Exchange Series D Securities.

                  "Series E Securities" means, collectively, the Initial Series E Securities and the Exchange Series E Securities.


                                  ARTICLE II

                                THE SECURITIES

                  SECTION 2.1 Forms of Securities. The Exchange Series D and E Securities shall contain substantially the terms recited in the form of Security set forth in Exhibits A-1 and A-2, as the case may be, and each shall have and be subject to such other terms as provided in the Indenture.

                  SECTION 2.2 Authorization and Terms of the Exchange Series D and E Securities. (a) The Exchange Series D and E Securities to be issued under this Third Supplemental Indenture are hereby created. The Funding Corporation may issue the

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Exchange Series D and E Securities in the form of Exhibits A-1 and A-2, as the case may be, and as definitive Securities pursuant to the terms of the Indenture governing definitive Securities, upon the execution of this Third Supplemental Indenture, and on or prior to the Series D and E Exchange Offer Consummation Date, the Funding Corporation may execute and deliver to the Trustee, and upon delivery of a written request by the Funding Corporation to the Trustee in accordance with the provisions of Section 2.7 of the Indenture, the Trustee shall authenticate and deliver the Exchange Series D and E Securities to be issued in connection with the applicable Exchange Offer. Such Funding Corporation order shall specify the amount of the Exchange Series D and E Securities to be authenticated and the date on which such Securities are to be authenticated. The aggregate principal amount of the Exchange Series D and E Securities together with the Initial Series D and E Securities outstanding at any time may not exceed $135,000,000 except as provided in the Indenture.

                  (b) The Exchange Series D and E Securities shall be dated as of the Series D and E Exchange Offer Consummation Date, shall be issued in an aggregate principal amount up to the aggregate principal amounts set forth below and shall have a final maturity date and bear interest as set forth below:

                        Interest         Maturity              Principal
         Series           Rate             Date                 Amount

Series D Notes           7.02%          May 30, 2000        $  70,000,000

Series E Bonds           8.30%          May 30, 2011        $  65,000,000

                  (c) The principal of, premium (if any) and interest on, the Exchange Series D and E Securities shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts. Payment of principal and interest on the Exchange Series D and E Securities shall be made (i) by check or draft mailed on the Scheduled Payment Date to the registered owner as of the close of business on the Record Date immediately preceding the Scheduled Payment Date, at his address as it appears on the registration books of the Trustee or (ii) by

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wire transfer to such registered owner as of the close of business on such
Record Date upon written notice of such wire transfer address in the continental United States given not less than fifteen (15) days prior to such Record Date; provided, however, that if and to the extent that there shall be a default in the payment of the interest or principal due on such Scheduled Payment Date, such defaulted interest and/or principal shall be paid to the Holder in whose name any such Security is registered at the close of business on the day determined by the Trustee as provided in Section 2.4 of the Indenture.

                  (d) The Exchange Series D Securities will bear interest at the rate of 7.02% per annum from the most recent date to which interest has been paid on the Initial Series D Securities or, if no interest has been paid on the Initial Series D Securities, from June 20, 1996. The Exchange Series E Securities will bear interest at the rate of 8.30% per annum from the most recent date to which interest has been paid on the Initial Series E Securities or, if no interest has been paid on the Initial Series E Securities, from June 20, 1996. Interest on the Exchange Series D and E Securities shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty (30) day months.

                  (e) Except to the extent that principal has been paid on the Initial Series D Securities prior to the Series D and E Exchange Offer Consummation Date, principal on the Exchange Series D Securities shall be paid on the Scheduled Payment Dates, as set forth with respect to the Exchange Series D Securities on Schedule I hereto. Except to the extent that principal has been paid on the Initial Series E Securities prior to the Series D and E Exchange Offer Consummation Date, principal on the Exchange Series E Securities shall be paid on the Scheduled Payment Dates, as set forth with respect to the Exchange Series E Securities on Schedule I hereto. The principal payable on the Scheduled Payment Dates on each series of Exchange Series D and E Securities shall be equal to the product of (i) the aggregate principal amount of Initial Series D and E Securities of that series that are exchanged for Exchange Series D and E Securities as of the applicable Record Date divided by the aggregate principal amount of Initial Series D and E Securities of that series originally issued by the Funding Corporation on June 20,

1996, multiplied by (ii) the principal amount payable in accordance with
Schedule I hereto on that date for that series.

                  (f) The Authorized Denomination with respect to the Exchange Series D and E Securities shall be $1,000 or any integral multiple thereof.

                  SECTION 2.3 Terms of the Initial Series D and E Securities.

                  Principal on Initial Series D Securities not exchanged for Exchange Series D Securities shall be paid on the Scheduled Payment Dates, as set forth with respect to the Initial Series D Securities on Schedule I of the Second Supplemental Indenture, and principal on Initial Series E Securities not exchanged for Exchange Series E Securities shall be paid on the Scheduled Payment Dates, as set forth with respect to the Initial Series E Securities on
Schedule I of the Second Supplemental Indenture. The principal payable on the Scheduled Payment Dates on each series of Initial Series D and E Securities shall be equal to the product of (i) the aggregate principal amount of Initial Series D and E Securities of that series that are not exchanged for Exchange Series D and E Securities as of the applicable Record Date divided by the amount of Initial Series D and E Securities of that series originally issued by the Funding Corporation on June 20, 1996, multiplied by (ii) the principal amount payable in accordance with Schedule I of the Second Supplemental Indenture on that date for that series.

                  SECTION 2.4.  Actions to be Taken.

                  Reference to actions to be taken in connection with any series means to both the securities of that series issued in connection with the Initial Series D and E Securities and the securities of that series issued in connection with the Exchange Series D and E Securities.

                  SECTION 2.5 Exchange Offer.

                  The Funding Corporation will issue the Exchange Series D and E Securities in exchange for a like principal amount of outstanding Initial Series D and E Securities tendered and accepted in connection with an Exchange Offer. Holders may tender their Initial Series D and E Securities in whole or in part in a principal amount of $1,000 and integral multiples thereof, provided that if any Initial Series D and E Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof; provided, however, that the Initial Series D and E Securities so surrendered for exchange shall be duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Funding Corporation, the Trustee and the Security Registrar, duly executed by the Holder thereof or his attorney who shall be duly authorized in writing to execute such document or by means of a message transmitted through electronic means in form satisfactory to the Funding Corporation. Whenever any Initial Series D and E Securities are so surrendered for exchange, the Funding Corporation shall execute, and the Trustee shall authenticate and deliver to the Security Registrar Exchange Series D and E Securities in the same aggregate principal amount as the principal amount of Initial Series D and E Securities that have been surrendered.

                                  ARTICLE III

                                ACTS OF HOLDERS

                  SECTION 3.1 Determination of Voting Rights.

                  For purposes of this Indenture (i) all Holders of Initial Series D Securities and Exchange Series D Securities shall vote together as Holders of Series D Securities under this Indenture; and (ii) all Holders of Initial Series E Securities and Exchange Series E Securities shall vote together as Holders of Series E Securities under this Indenture.

                                  ARTICLE IV

                                   COVENANTS

                  SECTION 4.1  Debt.

                  Section 5.11 of the Indenture is hereby amended by (A) deleting the word "and" from the end of paragraph (e) thereof, (B) replacing the period at the end of each of paragraphs (f) and (g) thereof with a semicolon and (C) adding the following to the end thereof:

         and (h) Debt represented by the Exchange Series D
      Securities and the Exchange Series E Securities.


                                   ARTICLE V

                                 MISCELLANEOUS

                  SECTION 5.1 Execution of Supplemental Indenture.

                  This Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Third Supplemental Indenture forms a part thereof. Except as amended and supplemented hereby, the Indenture (as constituted prior to the date hereof) shall remain in full force and effect.

                  SECTION 5.2 Concerning the Trustee.

                  The Trustee shall not be responsible in any manner for or with respect to the validity or sufficiency of this Third Supplemental Indenture, or the due execution hereof by the Funding Corporation, or for or with respect to the recitals and statements contained herein, all of which recitals and statements are made solely by the Funding Corporation.

                  SECTION 5.3  Counterparts.


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                  This Third Supplemental Indenture may be executed in any
number of counterparts, each of which when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 5.4  GOVERNING LAW.

                  THIS THIRD SUPPLEMENTAL INDENTURE AND EACH SECURITY ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, Salton Sea Funding Corporation has
caused this Third Supplemental Indenture to be executed and its corporate seal to be hereunto affixed and attested by one of its duly authorized officers, and Chemical Trust Company of California has caused this Third Supplemental Indenture to be executed by one of its duly authorized officers, all as of the day and year first above written.


                                          SALTON SEA FUNDING CORPORATION
                                          as principal and as agent for the
                                          Guarantors


                                          By: /s/ Steven A. McArthur
                                              _____________________________
                                              Name:  Steven A. McArthur
                                              Title: Senior Vice Prresident

Attest:

/s/ Steven A. McArthur
- ------------------------
Title: Secretary




                                          CHEMICAL TRUST COMPANY OF
                                          CALIFORNIA, as Trustee



                                          By: /s/ Rose T. Maravilla
                                              _____________________________
                                              Name: Rose T. Maravilla
                                              Title: Assistant Vice President








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                                                             Schedule I to
                                              Third Supplemental Indenture


                            PRINCIPAL AMORTIZATION

         Except to the extent that principal has been paid on the Initial Series D Securities prior to the Series D and E Exchange Offer Consummation Date, principal of the Exchange Series D Securities due May 30, 2000 will be payable on the Scheduled Payment Dates listed below in an amount equal to the product of (i) the aggregate principal amount of Initial Series D Securities that are exchanged for Exchange Series D Securities as of the applicable Record Date divided by the aggregate principal amount of Initial Series D Securities originally issued by the Funding Corporation on June 20, 1996, multiplied by (ii) the principal amount payable in accordance with this
Schedule I:


Payment                                                  Principal
  Date                                                 Amount Payable

May 30, 1997...........................................$12,925,000
November 30, 1997......................................$12,925,000
May 30, 1998...........................................$16,000,000
November 30, 1998......................................$16,000,000
May 30, 1999...........................................$ 5,325,000
November 30, 1999......................................$ 5,325,000
May 30, 2000...........................................$ 1,500,000




                  Except to the extent that principal has been paid on the Initial Series E Securities prior to the Series D and E Exchange Offer Consummation Date, principal of the Exchange Series E Securities due May 30, 2011 will be payable on the Scheduled Payment Dates listed below in an amount equal to the product of (i) the aggregate principal amount of Initial Series E Securities that are exchanged for Exchange Series E Securities as of the applicable Record Date divided by the aggregate principal amount of Initial Series E Securities originally issued by the Funding Corporation on June 20, 1996, multiplied by (ii) the principal amount payable in accordance with this
Schedule I:


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Payment                                                Principal
  Date                                               Amount Payable

May 30, 1999.........................................$ 6,039,000
November 30, 1999....................................$ 6,039,000
May 30, 2000.........................................$ 2,000,000
November 30, 2000....................................$ 2,000,000
May 30, 2001.........................................$   500,000
November 30, 2001....................................$   500,000
May 30, 2002.........................................$   800,000
November 30, 2002....................................$   800,000
May 30, 2003.........................................$ 1,500,000
November 30, 2003....................................$ 1,500,000
May 30, 2004.........................................$ 1,625,000
November 30, 2004....................................$ 1,625,000
May 30, 2005.........................................$ 1,750,000
November 30, 2005....................................$ 1,750,000
May 30, 2006.........................................$ 1,250,000
November 30, 2006....................................$ 1,250,000
May 30, 2007.........................................$ 1,250,000
November 30, 2007....................................$ 1,250,000
May 30, 2008.........................................$ 1,750,000
November 30, 2008....................................$ 1,750,000
May 30, 2009.........................................$ 1,625,000
November 30, 2009....................................$ 1,625,000
May 30, 2010.........................................$ 6,750,000
November 30, 2010....................................$ 6,750,000
May 30, 2011.........................................$11,322,000




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                                                                  EXHIBIT A-1
                    [Form of Senior Secured Series D Note]

                        SALTON SEA FUNDING CORPORATION
                         7.02% Senior Secured Series D
                             Note due May 30, 2000



THIS SECURITY IS A REGISTERED GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPA
NY ("DTC").

UNLESS THIS REGISTERED GLOBAL SECURITY IS PRESENTED BY AN AUTHO
RIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAY MENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS REGISTERED GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.











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                  CUSIP Number:  795770 AJ 5
Number R-1



  Principal  Amount    Maturity Date      Issue Date          Interest Rate

  $70,000,000          May 30, 2000             , 1996              7.02%
                                                 --


REGISTERED HOLDER:  CEDE & CO.

PRINCIPAL AMOUNT:   SEVENTY MILLION DOLLARS
                    ($70,000,000)

         SALTON SEA FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor or assign under the Trust Indenture referred to below), for value received hereby promises to pay to CEDE & CO., or its regis tered assigns, the outstanding principal amount hereof (reduced by the amount of principal, if any, paid or due, or to be paid or to become due on the Initial Series D Securities (as defined in the Third Supplemental Indenture dated July 29, 1996)), such payment to be made in semiannual installments on May 30 and November 30 of each year (commencing May 30, 1997) and ending on the Maturity Date set forth above, each such installment to be in an amount equal to the principal amount set forth opposite the applicable payment date on Schedule I attached hereto (provided that the portion of the principal amount remaining unpaid on the Maturity
Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the Maturity Date), and to pay interest on the unpaid portion of the principal amount at the interest rate set forth above (the "Interest Rate") from the most recent interest payment date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of the last interest payment on the Initial Series D Securities ocurring prior to the issue date set forth above or, if no interest has been paid on the Initial Series D Securities, from June 20, 1996, semiannually on May 30 and November 30 in each year (commencing November 30,
1996), until the principal amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the Interest Rate set forth above. The principal and interest so payable on any payment date shall, as provided in the Trust Indenture, be paid to the Person in whose name this Security (or one or more predecessor securities) is registered in the Securities Register at the close of business on the Record Date for such payment of principal and interest, which shall be the preceding May 15 and November 15, respectively. Any such principal and interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Person in whose name this Security (or one or more predecessor securities) was registered in the Securities Register at the close of business on such Record Date, and may be paid to the Person in whose name this Security is registered at the close of business on a subsequent Record Date for the payment of such defaulted principal and interest, to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 15 days prior to such subsequent Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed,

                                    A-1-2





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and upon such notice as may be required by such exchange, all as more fully provided in the Trust Indenture. This being a Global Security (as that term is defined in the Trust Indenture) deposited with the Custodian acting as depository, and regis tered in the name of CEDE & CO., as nominee of DTC, CEDE & CO., as holder of record of this Security shall be entitled to receive payment of principal and interest by wire transfer of immediately available funds. All payments in respect of this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Interest shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty (30) day months.

                  This Security is one of an authorized series of Securities of the Company known as its 7.02% Senior Secured Series D Notes Due May 30, 2000. The Securities are issued under the Trust Indenture dated as of July 21, 1995, as supplemented by the First Supplemental Indenture dated as of October 18, 1995, the Second Supplemental Indenture dated as of June 20, 1996 and the Third Supplemental Indenture dated as of July , 1996 (as so supplemented and as the same may be further amended, modified or supplemented from time to time, the "Trust Indenture"), each among the Company and Chemical Trust Company of California, as trustee (the "Trustee", which term includes any successor Trustee under the Trust Indenture). All capitalized terms used herein, unless defined herein, shall have the meanings ascribed to them in the Trust Indenture.

                  All Securities are secured equally and ratably with one another. Reference is hereby made to the Trust Indenture for a description of the nature and extent of the Securities and the respective rights of the Holders of the Securities and of the Trustee and the Company in respect of the Securities and the terms upon which the Securities are made and are to be authenticated and delivered.

                  The principal of, and interest on, this Security are payable from, and secured by, assets subject to the Lien on the Funding Corporation Collateral, in accordance with the terms of the Trust Indenture and the Financing Documents.

                  The obligations of the Company to pay the principal of, premium, if any, and interest on the Securities when due are unconditionally guaranteed by (i) the Salton Sea Guarantors pursuant to the Salton Sea Guarantee, and (ii) the Partnership Guarantors and the Royalty Guarantor (up to an amount equal to, with respect to the Partnership Guarantors and the Royalty Guarantor, such Guarantor's Available Cash Flow) pursuant to the Partnership Guarantee and the Royalty Guarantee, respectively. The Guarantees will be secured by the Lien on the Collateral, in accordance with the terms of the Trust Indenture and the Financing Documents.

                  The Securities are subject to an Intercreditor Agreement dated as of July 21, 1995, as amended as of June 20, 1996.

                  The Trust Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Trust Indenture at any time by the Company with


                                    A-1-3
the consent of the Holders of not less than 51 percent in aggregate principal amount of the Securities at the time Outstanding. The Trust Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Trust Indenture and certain past defaults under the Trust Indenture and their consequences. Any such consent or waiver or direction by the Holder of this Security shall be conclusive and binding upon the Holder and upon all future Holders of this Security and of any security issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  The Securities are, under certain conditions, subject to mandatory redemption as set forth in Section 3.3 of the Trust Indenture.

                  Any payment of interest on any Security, the stated maturity of which payment is on or prior to any Redemption Date, shall be payable to the Holder of such Security, or one or more predecessor securities, registered as such at the close of business on the related Record Date or subsequent Record Date.

                  Notice of any redemption of Securities will be given at least 30 days before the Redemption Date to each Holder at its registered address.

                  Securities (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Trust Indenture shall cease to bear interest from and after the Redemption Date.

                  The unpaid portion of principal, together with all interest accrued thereon and all other amounts due hereunder, shall be due and payable, as provided in the Trust Indenture, upon the occurrence of certain Events of Default in full, or in such lesser amount in the case of an Event of Default relating to the bankruptcy, insolvency, receivership or reorganization of any of the Guarantors which has resulted in an automatic acceleration of any Project Note.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS REGISTERED GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                                    A-1-4

             The Exchange Series D Securities are issuable in book entry form in denomi nations of $1,000 and any integral multiple thereof.

                  No service charge will be made to any Holder of Securities for any transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Security is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Security be overdue regardless of any notice to anyone to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual or facsimile signature, this Security shall not be entitled to any benefit under such Trust Indenture, or be valid or obligatory for any purpose.

                  Recourse under this Security is limited as set forth in
Section 13.12 of the Trust Indenture.

                                    A-1-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
                                 SALTON SEA FUNDING CORPORATION



                                By:
                                Name:
                                Title:

Attested:


- -----------------
Title:



                         CERTIFICATE OF AUTHENTICATION


                  This Security is one of the Securities referred to in the within-mentioned Trust Indenture.

                                 CHEMICAL TRUST COMPANY OF
                                 CALIFORNIA,
                                 as Trustee



                               By:
                               Authorized Signatory




                                    A-1-6

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfers) unto

Social Security Number or Other
Identifying Number of Assignee ____________________________________________
___________________________________________________________________________







                                   (Please print or typewrite name and address,
                                          including zip code of Assignee)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing __________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:_____________________






NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever


                                    A-1-7

                                                               SCHEDULE I
                                          TO SENIOR SECURED SERIES D NOTE

                  Except to the extent that principal has been paid on the Initial Series D Securities prior to the Exchange Offer Consummation Date, principal of the Exchange Series D Securities due May 30, 2000 will be payable on the Scheduled Payment Dates listed below in an amount equal to the product of (i) the aggregate principal amount of Initial Series D Securities that are exchanged for Exchange Series D Securities as of the applicable Record Date divided by the aggregate principal amount of Initial Series D Securities originally issued by the Funding Corporation on June 20, 1996, multiplied by
(ii) the principal amount payable in accordance with this Schedule I:

Payment                                           Principal
  Date                                          Amount Payable


May 30, 1997.....................................$12,925,000
November 30, 1997................................$12,925,000
May 30, 1998.....................................$16,000,000
November 30, 1998................................$16,000,000
May 30, 1999......................................$5,325,000
November 30, 1999.................................$5,325,000
May 30, 2000......................................$1,500,000





                                       8








                                                                  EXHIBIT A-2

                    [Form of Senior Secured Series E Bond]


                        SALTON SEA FUNDING CORPORATION
                         8.30% Senior Secured Series E
                             Bond due May 30, 2011



THIS SECURITY IS A REGISTERED GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST
COMPANY ("DTC").

UNLESS THIS REGISTERED GLOBAL SECURITY IS PRESENTED BY AN AUTHO
RIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAY MENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS REGISTERED GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                           CUSIP Number: 795770 AK 2

Number R-1



Principal  Amount     Maturity Date        Issue Date            Interest Rate

$65,000,000           May 30, 2011             __, 1996              8.30%



REGISTERED HOLDER:                  CEDE & CO.

PRINCIPAL AMOUNT:                   SIXTY FIVE MILLION DOLLARS
                                    ($65,000,000)

                  SALTON SEA FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor or assign under the Trust Indenture referred to below), for value received hereby promises to pay to CEDE & CO., or its registered assigns, the outstanding principal amount hereof (reduced by the amount of principal, if any, paid or due, or to be paid or to become due on the Initial Series E Securities (as defined in the Third Supplemental Indenture dated July 29, 1996)) such payment to be made in semiannual installments on May 30 and November 30 of each year (commencing May 30, 1999) and ending on the Maturity Date set forth above, each such installment to be in an amount equal to the principal amount set forth opposite the applicable payment date on Schedule I attached hereto (provided that the portion of the principal amount remaining unpaid on the Maturity Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the Maturity Date), and to pay interest on the unpaid portion of the principal amount at the interest rate set forth above
(the "Interest Rate") from the most recent interest payment date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of the last interest payment on the Initial Series E Securities ocurring prior to the issue date set forth above or, if no interest has been paid on the Initial Series E Securities, from June 20, 1996, semiannually on May 30 and November 30 in each year (commencing November 30,
1996), until the principal amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the Interest Rate set forth above. The principal and interest so payable on any payment date shall, as provided in the Trust Indenture, be paid to the Person in whose name this Security (or one or more predecessor securities) is registered in the Securities Register at the close of business on the Record Date for such payment of principal and interest, which shall be the preceding May 15 and November 15, respectively. Any such principal and interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Person in whose name this Security (or one or more predecessor securities) was registered in the Securities Register at the close of business on such Record Date, and may be paid to the Person in whose name this Security is registered at the close of business on a subsequent Record Date for the payment of such defaulted principal and


                                    A-2-2
interest, to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 15 days prior to such subsequent Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Trust Indenture. This being a Global Security (as that term is defined in the Trust Indenture) deposited with the Custodian acting as depository, and regis tered in the name of CEDE & CO., as nominee of DTC, CEDE
& CO., as holder of record of this Security shall be entitled to receive payment of principal and interest by wire transfer of immediately available funds. All payments in respect of this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Interest shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty (30) day months.

                  This Security is one of an authorized series of Securities of the Company known as its 8.30% Senior Secured Series E Bonds Due May 30, 2011. The Securities are issued under the Trust Indenture dated as of July 21, 1995, as supplemented by the First Supplemental Indenture dated as of October 18, 1995, the Second Supplemental Indenture dated as of June 20, 1996 and the Third Supplemental Indenture dated as of July __, 1996 (as so supplemented and as the same may be further amended, modified or supplemented from time to time, the "Trust Indenture"), each among the Company and Chemical Trust Company of California, as trustee (the "Trustee", which term includes any successor Trustee under the Trust Indenture). All capitalized terms used herein, unless defined herein, shall have the meanings ascribed to them in the Trust Indenture.

                  All Securities are secured equally and ratably with one another. Reference is hereby made to the Trust Indenture for a description of the nature and extent of the Securities and the respective rights of the Holders of the Securities and of the Trustee and the Company in respect of the Securities and the terms upon which the Securities are made and are to be authenticated and delivered.

                  The principal of, and interest on, this Security are payable from, and secured by, assets subject to the Lien on the Funding Corporation Collateral, in accordance with the terms of the Trust Indenture and the Financing Documents.

                  The obligations of the Company to pay the principal of, premium, if any, and interest on the Securities when due are unconditionally guaranteed by (i) the Salton Sea Guarantors pursuant to the Salton Sea Guarantee, and (ii) the Partnership Guarantors and the Royalty Guarantor (up to an amount equal to, with respect to the Partnership Guarantors and the Royalty Guarantor, such Guarantor's Available Cash Flow) pursuant to the Partnership Guarantee and the Royalty Guarantee, respectively. The Guarantees will be secured by the Lien on the Collateral, in accordance with the terms of the Trust Indenture and the Financing Documents.

                  The Securities are subject to an Intercreditor Agreement dated as of July 21, 1995, as amended as of June 20, 1996.

                  The Trust Indenture permits, with certain exceptions, as therein provided, the

                                    A-2-3
amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Trust Indenture at any time by the Company with the consent of the Holders of not less than 51 percent in aggregate principal amount of the Securities at the time Outstanding. The Trust Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Trust Indenture and certain past defaults under the Trust Indenture and their consequences. Any such consent or waiver or direction by the Holder of this Security shall be conclusive and binding upon the Holder and upon all future Holders of this Security and of any security issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  This Security is subject to optional redemption by the Company at a redemption price equal to all or a portion of the principal amount thereof, all interest accrued on such principal amount through the Redemption Date and a Series E Yield Maintenance Premium (the "Premium") calculated as of the Redemption Date as follows:

                            (i) the average life of the remaining scheduled payments of principal in respect of outstanding Series E Securities (the "Remaining Average Life") shall be calculated as of the Redemption Date;

                            (ii) the yield to maturity shall be calculated for the United States Treasury security having an average life equal to the Remaining Average Life and trading in the secondary market at the price closest to par (the "Primary Issue"); provided, however, that if no United States Treasury security has an average life equal to the Remaining Average Life, the yields (the "Other Yields") for the two maturities of United States Treasury securities having average lives most closely corresponding to such Remaining Average Life and trading in the secondary market at the price closest to par shall be calculated, and the yield to maturity for the Primary Issue shall be the yield interpolated or extrapolated from such Other Yields on a straight-line basis, rounding in each of such relevant periods to the nearest month;

                            (iii) the discounted present value of the then remaining scheduled payments of principal and interest (but excluding that portion of any scheduled payment of interest that is actually due and paid on the Redemption Date) in respect of outstand ing Series E Securities shall be calculated as of the Redemption Date using a discount factor equal to the sum of (a) the yield to maturity for the Primary Issue, plus (b) 50 basis points; and

                            (iv) the amount of Premium in respect of Series E Securities to be re deemed shall be an amount equal to (a) the discounted present value of such Series E Securities to be redeemed determined in accordance with clause (iii) above minus (b) the unpaid principal amount of such Series E Securities; provided, however, that the Premium shall not be less than zero.

                  The Securities are, under certain conditions, subject to mandatory redemption as


                                     A-2-4
set forth in Section 3.3 of the Trust Indenture.

                  Any payment of interest on any Security, the stated maturity of which payment is on or prior to any Redemption Date, shall be payable to the Holder of such Security, or one or more predecessor securities, registered as such at the close of business on the related Record Date or subsequent Record Date.

                  Notice of any redemption of Securities will be given at least 30 days before the Redemption Date to each Holder at its registered address.

                  Securities (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Trust Indenture shall cease to bear interest from and after the Redemption Date.

                  The unpaid portion of principal, together with all interest accrued thereon and all other amounts due hereunder, shall be due and payable, as provided in the Trust Indenture, upon the occurrence of certain Events of Default in full, or in such lesser amount in the case of an Event of Default relating to the bankruptcy, insolvency, receivership or reorganization of any of the Guarantors which has resulted in an automatic acceleration of any Project Note.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS REGISTERED GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                  The Exchange Series E Securities are issuable in book entry form in denomi nations of $1,000 and any integral thereof.

                  No service charge will be made to any Holder of Securities for any transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Security is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Security be overdue regardless of any notice to anyone to the contrary.

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual or facsimile signature, this Security shall not be entitled to any benefit under such Trust Indenture, or be valid or obligatory for any purpose.



                                    A-2-5

                  Recourse under this Security is limited as set forth in
Section 13.12 of the Trust Indenture.



                                    A-2-6

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                            SALTON SEA FUNDING CORPORATION



                                            By:
                                               Name:
                                               Title:


Attest:


- ------------------
Title:


                                           CERTIFICATE OF AUTHENTICATION


         This Security is one of the Securities referred to in the within-mentioned Trust Indenture.

                     CHEMICAL TRUST COMPANY OF CALIFORNIA,
                                             as Trustee



                                            By:
                                               Authorized Signatory


                                    A-2-7

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfers) unto

Social Security Number or Other
Identifying Number of Assignee
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------









                                   (Please print or typewrite name and address,
                                          including zip code of Assignee)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing __________________________ attorney to transfer said Security on the books of the Compa ny, with full power of substitution in the premises.

Dated:_____________________








NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever


                                    A-2-8

                                                                  SCHEDULE I
                                             TO SENIOR SECURED SERIES E BOND

                  Except to the extent that principal has been paid on the Initial Series E Securities prior to the Exchange Offer Consummation Date, principal of the Exchange Series E Securities due May 30, 2011 will be payable on the Scheduled Payment Dates listed below in an amount equal to the product of (i) the aggregate principal amount of Initial Series E Securities that are exchanged for Exchange Series E Securities as of the applicable Record Date divided by the aggregate principal amount of Initial Series E Securities originally issued by the Funding Corporation on June 20, 1996, multiplied by
(ii) the principal amount payable in accordance with this Schedule I:

   Payment                                         Principal
     Date                                       Amount Payable
- --------------                                  --------------
May 30, 1999                                        $6,039,000
November 30, 1999                                    6,039,000
May 30, 2000                                         2,000,000
November 30, 2000                                    2,000,000
May 30, 2001                                           500,000
November 30, 2001                                      500,000
May 30, 2002                                           800,000
November 30, 2002                                      800,000
May 30, 2003                                         1,500,000
November 30, 2003                                    1,500,000
May 30, 2004                                         1,625,000
November 30, 2004                                    1,625,000
May 30, 2005                                         1,750,000
November 30, 2005                                    1,750,000
May 30, 2006                                         1,250,000
November 30, 2006                                    1,250,000
May 30, 2007                                         1,250,000
November 30, 2007                                    1,250,000
May 30, 2008                                         1,750,000
November 30, 2008                                    1,750,000
May 30, 2009                                         1,625,000
November 30, 2009                                    1,625,000
May 30, 2010                                         6,750,000
November 30, 2010                                    6,750,000
May 30, 2011                                        11,322,000



                                    A-2-9